Summary Prospectus December 1, 2013 (as revised January 13, 2014) American Century Investments® One Choice Portfolio®: Very Conservative
Investor Class: AONIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated December 1, 2013 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated July 31, 2013. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks the highest total return consistent with its asset mix.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Investor Class
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Class
Management Fee	None
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.64%
Total Annual Fund Operating Expenses	0.64%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$66	$205	$357	$799

Portfolio Turnover

Because the fund buys and sells shares of other American Century mutual funds (the underlying funds) directly from the issuers, the fund is not expected to incur transaction costs directly.  However, as a shareholder in the underlying funds, the fund indirectly pays transaction costs, such as commissions, when the underlying funds buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

One Choice Portfolio: Very Conservative is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other American Century Investments mutual funds (the underlying funds) that represent a variety of asset classes and investment styles. The fund’s asset allocation is intended to diversify investments among stocks, bonds and cash equivalents.

The following table indicates the fund’s neutral mix; that is, how the fund’s investments generally will be allocated among the major asset classes over the long term.

Equity Securities (Stock Funds)	25.00%	Fixed-Income Securities (Bond Funds)	52.00%
Core Equity Plus Fund	1.00%	Diversified Bond Fund	32.00%
Equity Growth Fund	4.00%	Inflation-Adjusted Bond Fund	10.00%
Growth Fund	2.50%	International Bond Fund	10.00%
Heritage Fund*	1.50%
Large Company Value Fund	8.00%	Cash Equivalents (Money Market Funds)	23.00%
Mid Cap Value Fund	5.00%	Prime Money Market Fund	23.00%
Real Estate Fund	2.00%
Small Company Fund	1.00%

The managers regularly review the fund and may make changes to the fund’s asset class allocations that deviate from the neutral mix to emphasize investments that they believe will provide the most favorable outlook for achieving the fund’s objective. The fund also may deviate from the neutral mix due to differences in asset class performance or prevailing market conditions. The following table shows the operating ranges within which the fund’s asset class allocations generally will vary over short-term periods.

	Equity Securities (Stock Funds)	Fixed-Income Securities (Bond Funds)	Cash Equivalents (Money Market Funds)
Operating Ranges	20-30%	45-55%	15-35%

However, in light of the current extreme low interest rate environment for cash equivalent (money market) securities, the managers have reallocated a portion of the fund’s assets from money market funds to short-term bond funds.  This shift will cause the fund to temporarily deviate from the neutral mix and operating ranges listed above.  During this period, the fund’s investments generally will be allocated as indicated in the following table, subject to any further adjustments deemed appropriate by the managers in light of changing market conditions. Over the long term, the managers expect to reallocate the fund’s assets back toward the neutral mix.

Equity Securities (Stock Funds)	25.00%	Fixed-Income Securities (Bond Funds)	67.00%
Core Equity Plus Fund	1.00%	Diversified Bond Fund	32.00%
Equity Growth Fund	4.00%	Inflation-Adjusted Bond Fund	10.00%
Growth Fund	2.50%	International Bond Fund	10.00%
Heritage Fund*	1.50%	Short Duration Fund	7.00%
Large Company Value Fund	8.00%	Short Duration Inflation Protection Bond Fund	8.00%
Mid Cap Value Fund	5.00%
Real Estate Fund	2.00%	Cash Equivalents (Money Market Funds)	8.00%
Small Company Fund	1.00%	Prime Money Market Fund	8.00%

*
As of December 1, 2013, the fund owns shares of the Vista Fund.  However, Vista’s Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of the Vista Fund will be transferred to the Heritage Fund in exchange for shares of Heritage Fund, effective as of the close of the New York Stock Exchange on December 6, 2013.

Principal Risks
•

Allocation Risk – The fund’s ability to achieve its investment objective depends in part on the managers’ skill in determining the funds’ asset class allocations and in selecting and weighting the underlying funds. The managers’ evaluations and assumptions regarding asset classes and underlying funds may differ from actual market conditions.

•
Market Risk – The value of the fund’s shares will go up and down based on the performance of the underlying funds in which it invests. The value of the underlying funds’ shares will, in turn, fluctuate based on the performance of the securities they own and other factors generally affecting the securities market.

•
“Growth” and “Value” Style Risks – The underlying funds represent a mix of investment styles, each of which has risks associated with it. Growth stocks can be volatile and may lack dividends that can cushion share prices during market declines. Value stocks may continue to be undervalued by the market for long periods of time.

•
Interest Rate Risk – Generally, when interest rates rise, the value of an underlying fund’s fixed-income securities will decline. The opposite is true when interest rates decline. Underlying funds with longer weighted average maturities are more sensitive to interest rate changes.

•
Credit Risk – The value of an underlying fund’s fixed-income securities will be affected adversely by the inability or perceived inability of the issuers of these securities to make interest and principal payments as they become due. Changes in the credit rating of a fixed-income security held by an underlying fund could have a similar effect.

•
Foreign Risk – Some of the underlying funds invest in foreign securities, which are generally riskier than U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. Fluctuations in currency exchange rates also may affect an underlying fund’s share price.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns

Highest Performance Quarter
(3Q 2009): 6.20%

Lowest Performance Quarter
(4Q 2008): -3.97%

As of September 30, 2013, the
most recent calendar quarter end,
the fund’s Investor Class year-to-
date return was 2.34%.

Average Annual Total Returns
For the calendar year ended December 31, 2012	1 year	5 years	Since Inception	Inception Date
Investor Class Return Before Taxes	6.78%	4.31%	4.98%	09/30/2004
Return After Taxes on Distributions	6.06%	3.45%	3.90%	09/30/2004
Return After Taxes on Distributions and Sale of Fund Shares	4.61%	3.22%	3.68%	09/30/2004
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	5.65%	09/30/2004
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.95%	5.38%	09/30/2004

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Scott Wittman, CFA, Chief Investment Officer – Asset Allocation and Disciplined Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2009.

Richard Weiss, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2010.

Radu Gabudean, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2013.

Scott Wilson, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006.

G. David MacEwen, Co-Chief Investment Officer and Senior Vice President, has been chairman of the firm’s Asset Allocation Committee since December 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum. Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.

There is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums.  For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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